UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2012

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center
New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           As described under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Shareholders of American Express Company (the “Company”) held on April 30, 2012, the Company’s shareholders approved the performance goals and award limits under the Company’s 2007 Incentive Compensation Plan (the “2007 Plan”). A description of the 2007 Plan is contained in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2012 under the heading “Item 4—Approval of Performance Goals and Award Limits Under 2007 Incentive Compensation Plan” and is incorporated herein by reference, and a copy of the 2007 Plan is attached to that proxy statement as Annex B and is also incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

 a)           The annual meeting of the shareholders of American Express Company (the “Company”) was held on April 30, 2012.  The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

(b)

1.            Election of Directors.

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Charlene Barshefsky	842,669,869	70,494,953	94,022,182
Ursula M. Burns	910,547,668	2,617,154	94,022,182
Kenneth I. Chenault	887,062,408	26,102,414	94,022,182
Peter Chernin	908,571,647	4,593,175	94,022,182
Theodore J. Leonsis	837,001,803	76,163,019	94,022,182
Jan Leschly	903,346,012	9,818,810	94,022,182
Richard C. Levin	910,970,855	2,193,967	94,022,182
Richard A. McGinn	848,221,844	64,942,978	94,022,182
Edward D. Miller	908,320,624	4,844,198	94,022,182
Steven S Reinemund	904,492,004	8,672,818	94,022,182
Robert D. Walter	907,998,754	5,166,068	94,022,182
Ronald A. Williams	910,971,863	2,192,959	94,022,182
Peter W. Lindner	11	913,164,811	94,022,182

In a contested election, the Director nominees who receive the plurality of votes cast are elected as Directors. Under the plurality standard, the number of persons equal to the number of vacancies to be filled who receive more votes than other nominees are elected to the Board of Directors (the “Board”), regardless of whether they receive a majority of votes cast.  An election is considered contested under Section 6.3 of the Company’s certificate of incorporation if there are more nominees than positions on the Board to be filled at the meeting of shareholders as of the fourteenth day prior to the date on which the Company files its definitive proxy statement with the Securities and Exchange Commission.  For the election of Directors at the annual meeting of shareholders, based on a shareholder notice that the Company had received, there were more nominees than the number of Directors to be elected, and therefore, plurality voting governed the election of directors.

The shareholders elected all 12 of the Company’s nominees for director. Mr. Peter W. Lindner, a shareholder who nominated himself under the Company’s By-Laws as a candidate for director at the 2012 Annual Meeting, was not elected as a director of the Company.

All 12 of the Company’s nominees for director received over a majority of votes cast.

 2.           Votes regarding ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2012 were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,004,599,605	1,751,058	836,341	-0-

3.           Votes regarding an advisory (non-binding) vote approving executive compensation were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
874,999,259	30,593,674	7,571,889	94,022,182

4.           Votes regarding approval of performance goals and award limits under 2007 Incentive Compensation Plan were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
884,393,880	26,697,700	2,073,242	94,022,182

5.           Votes on a shareholder proposal presented at the meeting relating to separation of Chairman and CEO roles were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
202,502,888	708,913,525	1,748,409	94,022,182

6.           Votes on a shareholder proposal introduced from the floor by Mr. Peter W. Lindner relating to the American Express Code of Conduct were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
11	913,164,811	0	94,022,182

The shareholder proposal relating to cumulative voting for Directors was not presented at the meeting.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1
American Express Company 2007 Incentive Compensation Plan (as amended and restated effective April 30, 2012) (attached as Annex B to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2012 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)
By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  May 3, 2012

EXHIBIT INDEX

Exhibit	Description
10.1
American Express Company 2007 Incentive Compensation Plan (as amended and restated effective April 30, 2012) (attached as Annex B to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2012 and incorporated herein by reference).